SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of earliest event reported: April 28, 2003

Constar International Inc.

(Exact name of registrant as specified in charter)

Delaware	000-16496	13-1889304
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

One Crown Way, Philadelphia, PA	(215) 552-3700	19154
(Address of Principal Executive Offices)	(Registrant’s telephone number, including area code)	(Zip Code)

Item 7.    Financial Statements and Exhibits.

(c)    Exhibits

99.1	Press Release dated April 28, 2003 announcing 2003 first quarter results.

Items 9 and 12.    Regulation FD Disclosure and Results of Operations and Financial Condition.

On April 28, 2003, Constar International Inc. issued a press release announcing its 2003 first quarter results. The information contained in the Press Release filed as Exhibit 99.1 is furnished pursuant to Regulation FD and Item 12.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date: April 28, 2003	CONSTAR INTERNATIONAL INC. By: /s/ JAMES C. COOK Name: James C. Cook Title: Executive Vice President, Chief Financial Officer and Secretary

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release dated April 28, 2003 announcing 2003 first quarter results.